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                                                                    EXHIBIT 10.7

                            ADDITIONAL SYSTEM NOTICE
                                       AND
                        PARTIAL HSAC SERVICES SUPPLEMENT

         This is an Additional System Notice and Partial HSAC Services Supplement dated as of April 28, 1999 ("Notice and Supplement"), between:

                  CHARTER COMMUNICATIONS, INC.
                  12444 Powerscourt Dr., Suite 400
                  St. Louis, MO  63131                        ("Charter")

                  and

                  HIGH SPEED ACCESS CORP.
                  1000 West Ormsby Ave., Suite 210
                  Louisville, KY  40210                       ("HSAC")

                                    Recitals

         A. Charter and HSAC are parties to a Systems Access and Investment Agreement and a Network Services Agreement, each dated November 25, 1998 (the "Primary Service Agreements").

         B. Charter and HSAC wish to enter into this Notice and Supplement to provide for Charter's election to commit its Cable Systems in Montivallo, Alabama (61,000 Homes Passed) and Gardendale, Alabama (45,000 Homes Passed) (together, the "Birmingham Systems") to the deployment of Partial HSAC Services (defined below) as Committed Systems under the Primary Service Agreements.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agrees as follows:

         1. Unless otherwise defined herein, all capitalized terms used in this Notice and Supplement shall have the meanings given them in the Primary Service Agreements.

         2. Charter hereby designates the Birmingham Systems as Committed Systems under the Primary Service Agreements; provided, that HSAC shall be obligated only to provide Partial HSAC Services (defined in paragraph 3 below) to the Birmingham Systems under the Primary Service Agreements. Charter agrees that HSAC's covenants, responsibilities, representations and warranties, and indemnities under the Primary Service Agreements with respect to the Birmingham Systems shall apply only insofar as they are reasonably consistent with the provisioning and rendition of Partial HSAC Services. HSAC agrees that for purposes of rendering Partial HSAC Services to the Birmingham Systems, HSAC's Share (Exhibit D to the Network Services Agreement) of Gross Revenues shall be the greater of 19% of Gross Revenues or $5.50 per Data Subscriber.


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         3. As used in this Notice and Supplement, "Partial HSAC Services" means
HSAC Services (as defined in the Primary Service Agreements), but excluding any services or activities related to:

              (a) network design and procurement of head end/HSAC Network
                  Equipment and telecommunications circuits/Internet backbone transport (unless otherwise agreed);
              (b) post-installation beta testing of the HSAC Network Equipment;
              (c) the purchase/rental and installation of Home Equipment
                  Packages;
              (d) billing of Data Subscribers;
              (e) Data Subscriber acquisition, sign-up, modem provisioning, and sales and marketing (and compliance with Minimum Penetration Rates);
              (f) Tier 3 NOC/Customer Support (as described in Exhibit D to the
                  Network Services Agreement)
              (g) post-installation maintenance and operation (except by remote
                  Tier 2 NOC surveillance) of the HSAC Network Equipment;
              (h) any services other than Internet access services for Data
                  Subscribers;

         To the extent HSAC provisions any headend/HSAC Network Equipment or telecommunications circuits to, between or among the Internet Portal, head end and Home Equipment Packages on Charter's behalf, Charter will reimburse and/or indemnify HSAC for any associated expenditures or expense.

         4. HSAC agrees to treat the Birmingham Systems as Committed Systems for purposes the Class A Warrant issued to Vulcan under Section 6 of the Systems Access and Investment Agreement, provided that the right to accrue and exercise the Class A Warrant for Warrant Shares arising from Partial HSAC Services rendered to the Birmingham Systems and any other Additional Committed Systems shall accrue and be exerciseable at the rate of (i) one (1) Warrant Share per every three (3) Homes Passed if the aggregate number of Homes Passed committed by Charter in such systems total less than one million (1,000,000), or (ii) one
(1) Warrant Share per every two (2) Homes Passed if the aggregate number of Homes Passed committed by Charter in such systems total one million (1,000,000) or more.

         IN WITNESS WHEREOF, the parties have executed this Partial HSAC Services Supplement to be effective as of the day and year first written above.


                                            CHARTER COMMUNICATIONS, INC.


                                            By: /s/ Charter Communications, Inc.
                                                --------------------------------

                                            Date:
                                                 -------------------------------


                                            HIGH SPEED ACCESS CORP.


                                            By: /s/ High Speed Access Corp.
                                                --------------------------------

                                            Date:
                                                 -------------------------------


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